       ------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         EUROPEAN REAL ESTATE PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO THE GPR LIFE EUROPEAN REAL ESTATE T.R. INDEX(1)
----------------------------------------------------

                                                    TOTAL RETURNS(2)
                                            --------------------------------
                                                YTD        SINCE INCEPTION
                                               -----     -------------------
PORTFOLIO--CLASS A(3).....................        5.21%            0.24%
PORTFOLIO--CLASS B(3).....................        5.07             0.07
INDEX.....................................        3.06             3.09

1. The GPR Life European Real Estate T.R. Index is a European market capitalization weighted index of listed property/real estate securities measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio commenced operations on October 1, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the European Real Estate Portfolio is to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

For the nine months ended September 30, 1998, the Portfolio had a total return of 5.21% for the Class A shares and 5.07% for the Class B shares compared to 3.06% for the GPR Life European Real Estate T.R. Index (the "Index"). From inception on October 1, 1997 through September 30, 1998, the Portfolio had a total return of 0.24% for Class A shares and 0.07% for Class B shares compared to 3.09% for the Index.

Global fears and light trading volumes contributed to a fall in the European real estate securities market of 13.2% during the third quarter of 1998. A continued collapse of the global broader markets has cast concern into the hearts of European property investors. The larger European investors have dug-in, planning to wait-out the declines, while smaller foreign investors have driven down the pricing with miniscule volumes and a sell at any cost strategy. The result was increased volatility in all the markets, most notably Sweden and Spain, but with a lack of sufficient share liquidity to enable an investor to significantly capitalize on the price declines. We remain positive on the underlying property fundamentals in most of these countries, and have chosen to buy on the dips in anticipation of a refocus by investors on European real estate over the coming months.

The U.K. continued through the third quarter as one of Europe's worst performing real estate securities markets. The U.K. component of the Index, in ECU terms, fell 15.7% during the quarter, or 2.5% relative to the European Index, both in ECU terms. Concerns over an economic slowdown have hurt the retail sector, while the potential impact of the global securities markets decline on employment in the financial industry has cautioned office investors. However, we believe the worst underperformance for the U.K. is behind it. The potential for a Bank of England rate cut, and the lack of central office space development bode well for the sector. Furthermore, the industry has moved from a 20-30% premium on net asset value in the first quarter to the current 10-20% discount, providing a degree of downside protection. Notwithstanding, we remain underweight the U.K. property market, expecting the shares to trade sideways in the near future. In response, we are also focusing our exposure on the larger, higher quality names.

France remains one of the strongest performing European markets suffering a 6.9% ECU loss in the third quarter. We believe this decline in France was a reaction by smaller investors to the global confusion, rather than a fundamental property reallocation by institutions. Our belief is strengthened by the large price fluctuations brought about by limited trading volume these past few months. In addition, we continue to see evidence of a rebounding property market. Strong demand in the Paris office market, where vacancy rates have fallen by 150 basis points, is beginning to translate into higher rental levels. At the same time, the increasing possibility of a European Bank rate cut at the introduction of the Euro and the economy's continued growth, albeit at a slower rate than previously anticipated, is maintaining the pressure on yields. As a result, we remain overweight in the office and commercial sector.

During the third quarter, the levered Swedish real estate companies demonstrated the risk of a highly geared portfolio. The Swedish property sector returned -16.3% for the quarter, qualifying as one of the worst performing European markets in ECU terms. The decline was felt across the board, with only one company reporting a positive total return for the three months, while four companies were down more than 20%. A large portion of the selling came from foreign investors trying to realize profits as the world markets fell apart. The one bright side to the market is that the fall was a result of global fears, rather than market fundamentals. Stockholm posted an 11% rise in rents over the past 12 months, while Gothenburg and Malmo saw 7% jumps. With limited new construction activity, decreasing vacancies, and a growing domestic economy, rents are primed for a further rise in the months ahead. We remain positive on Sweden, increasing a few of our overweight positions by buying at bargain prices.

The remainder of Scandinavia was mixed, with Norway declining 28.3%, and Denmark and Finland both falling, but outperforming the European Index by 1.7% and 1.5% respectively, each in ECU terms. The Norwegian collapse was a combination of factors: currency devaluation, a 250 basis point rise in short-term interest rates, and a flight to safety into the Euro countries as Russia's economic concerns increased. The Danish property stocks outperformed the broader equity market due to further expectations from the infrastructure investment in and around Copenhagen. Finland was sheltered from the meltdown by their Euro involvement and strong domestic growth. Notwithstanding the third quarter performance, we remain strongly overweight throughout Scandinavia. Our aggressive stance is based on the belief that continuing fundamental advances will overcome investor broader market fears. In Norway, property stocks are selling at a 50% discount to the company's underlying net asset value. Denmark's valuation and infrastructure growth will continue to present a favorable environment in the near to medium-term. Meanwhile, Finland's growth rate remains one of the strongest in Europe.

                                 GDP GROWTH (%)          CPI INFLATION (%)                10-YEAR
                                                                                        BOND YIELDS
                                                                                            (%)
                                  ------------              ------------        ----------------------------
                               1997         1998E        1997         1998E       02-SEP98        DEC 98E
                                ---      -----------      ---      -----------  -------------  -------------
DENMARK...................         3.4          2.7          2.2          2.1           4.8            4.5
FINLAND...................         5.9          4.0          1.2          1.4           4.6            4.3
NORWAY....................         3.6          3.5          2.5          2.8           5.7            4.7
SWEDEN....................         1.9          2.7          0.9          0.7           4.8            4.6

For the second quarter in a row, the conservatively geared Dutch property companies fell during the third quarter, but at a much slower rate than the rest of Europe. Overall, the Dutch real estate companies outperformed Europe during the quarter by 2.5% in ECU terms. The key to the outperformance in Holland is the above average gross domestic product growth and strong employment which is increasing the demand for office space in an already 96% occupied market. The only shortcoming to the market is that while stock prices are falling, the real estate shares remain pricey. As a result, we are maintaining our overall underweight stance, but keeping a close eye on the domestic office companies.

The offering activity in Belgium has dried up, but the markets outperformance remains strong. During the third quarter, Belgium's 5.7% return outperformed Europe by 18.9% in ECU terms. However, going forward we are less bullish on this market. The Brussels office market is dominated by one tenant, the European Community. Our concern with this structure is the EC's bargaining strength to dictate rents. Until we are able to find evidence that landlords and not the tenant will be driving the market, we plan to sit tight with our slightly overweight Asticus exposure (listed in Sweden).

Spain has taken a strong hit based on concerns regarding the emerging markets, in particular Brazil and the rest of Latin America. During the third quarter, the property market fell 17.5%, giving back nearly 40% of their 39.2% first half performance, in ECU terms. However, even though the market is underperforming European property shares, it is serving as a safety net for Spanish investors, with the Ibex 35 Index falling 24.3% during the third quarter. We believe the relative performance against the broader market is strong evidence that the drop is technical in nature, rather than predicated by real estate concerns. After all, office rental rates in Madrid have risen by over 20% so far this year. Our view is that this decline in pricing is an opportunity to buy into a strong underlying property market. As such, we have increased our position.

Italy is another early year high-flyer reclaiming extraordinary returns. The market fell 15.3% in the third quarter, a far cry from the 74.0% return in the first quarter, both in ECU terms. However, similar to Spain, the property market's sharp drop over the past three months is outperforming the broader equity market's 17.8% decline. Furthermore, the underlying property fundamentals in Italy remain positive heading into the Euro. In particular, we believe the upcoming floatation of the INA property portfolio will serve as a trigger to reemphasize the strong growth available in Italian real estate. We remain slightly overweight.

The closed-end property companies in Germany, Switzerland and Austria each outperformed Europe as a whole, returning -6.0%, 4.7%, and 3.9%, respectively for the quarter, in ECU terms. However, the underlying property markets continue to be dominated by the inefficient open-end fund structure. For this reason we have steered clear of these markets. Yet, we believe the time is ripening to invest in this bloc, and intend to keep a close eye on the few names available in these three countries.

Jan Willem de Geus
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                                  VALUE
  SHARES                                                          (000)
-----------                                                      -------
COMMON STOCKS (98.1%)
  DENMARK (2.4%)
     26,300   EjendomsSelskabet Norden A/S                       $ 1,434
                                                                 -------
  FINLAND (2.7%)
    232,700   Sponda Oyj                                           1,557
                                                                 -------
  FRANCE (17.2%)
      7,479   Groupe Financement Construction                        830
     11,877   Klepierre                                            2,089
      3,381   Locindus                                               468
      8,000   Silic                                                1,643
      6,800   Societe Fonciere Lyonnaise                           1,044
     27,586   Sophia                                               1,059
     20,722   Unibail                                              2,905
          6   Union Immobiliere de France                              1
                                                                 -------
                                                                  10,039
                                                                 -------
  IRELAND (2.8%)
  4,135,500   Dunloe Ewart plc                                     1,653
                                                                 -------
  ITALY (2.7%)
    885,000   Ciga S.p.A.                                            535
  1,004,200   Immobiliare Metanopoli S.p.A.                        1,034
                                                                 -------
                                                                   1,569
                                                                 -------
  NETHERLANDS (3.0%)
     78,300   Rodamco N.V.                                         1,779
                                                                 -------
  NORWAY (5.1%)
    193,100   Avantor ASA                                          1,044
    518,000   Choice Hotels Scandinavia ASA                          700
    209,081   Linstow ASA                                          1,216
                                                                 -------
                                                                   2,960
                                                                 -------
  SPAIN (4.7%)
    248,000   Vallehermoso                                         2,769
                                                                 -------
  SWEDEN (14.3%)
     16,700   Asticus AB                                             166
    306,200   Castellum AB                                         3,027
    182,400   Diligentia AB                                        1,547
     85,300   Fastighets AB Tornet                                 1,252
    200,950   Piren AB                                             1,538
    752,500   Platzer Bygg AB, Class B                               835
                                                                 -------
                                                                   8,365
                                                                 -------
  TURKEY (1.4%)
137,280,000   Yapi Kredi Koray Gayrimen Kul, Class B                 791
                                                                 -------

                                                                  VALUE
  SHARES                                                          (000)
-----------                                                      -------
  UNITED KINGDOM (40.6%)
    492,400   British Land Co. plc                               $ 4,889
  1,333,100   Buford Holdings plc                                  2,142
    349,400   Capital Shopping Centers plc                         2,131
     84,400   Chelsfield plc                                         367
    414,900   Freeport Leisure plc                                 2,349
  1,087,700   Grantchester Holdings plc                            2,339
    169,600   Great Portland Estates plc                             577
    241,900   Hammerson plc                                        1,624
    164,900   Jarvis Hotels plc                                      297
    171,476   MEPC plc                                             1,367
  1,207,294   NHP plc                                              3,202
     28,314   Stylo plc                                               18
    388,176   Town Centre Securities plc                             495
  1,514,200   Wates City Of London Properties plc                  1,880
                                                                 -------
                                                                  23,677
                                                                 -------
  UNITED STATES (1.2%)
    131,250   Omega Worldwide, Inc.                                  673
                                                                 -------
TOTAL COMMON STOCKS (Cost $62,783)                                57,266
                                                                 -------

  NO. OF
 WARRANTS
-----------
WARRANTS (0.0%)
  FRANCE (0.0%)
      6,800   Societe Fonciere Lyonnaise (Cost $0)                     9
                                                                 -------

   FACE
  AMOUNT
   (000)
-----------
FOREIGN CURRENCY (1.3%)
IEP     495   Irish Punt (Cost $714)                                 739
                                                                 -------
SHORT-TERM INVESTMENT (1.2%)
  REPURCHASE AGREEMENT (1.2%)
$       711   Chase Securities, Inc. 5.25%, dated 9/30/98, due
               10/01/98, to be repurchased at $711,
               collateralized by U.S. Treasury Notes, 5.00%,
               due 2/15/99, valued at $731 (Cost $711)               711
                                                                 -------

                                                                   Value
                                                                   (000)
                                                                 ----------
TOTAL INVESTMENTS (100.6%) (Cost $64,208)                        $   58,725
                                                                 ----------
OTHER ASSETS AND LIABILITIES (-0.6%)
  Other Assets                                                        1,306
  Liabilities                                                        (1,684)
                                                                 ----------
                                                                       (378)
                                                                 ----------
NET ASSETS (100%)                                                $   58,347
                                                                 ----------
                                                                 ----------

CLASS A:
--------
NET ASSETS                                                       $   54,779
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,492,749 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                $     9.97
                                                                      -----
                                                                      -----

CLASS B:
--------
NET ASSETS                                                       $    3,568
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 357,760 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                $     9.97
                                                                      -----
                                                                      -----